[LOGO] ING FUNDS

                                                                       (g)(3)(i)



January 16, 2008

Ms. Katherine Dinella
Vice President
The Bank of New York Mellon - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund, effective March 5, 2008, each a newly established series of ING Series Fund Inc., ING Lehman Brothers Aggregate Bond Index Portfolio, effective March 4, 2008, ING Morningstar U.S. Growth Index Portfolio, effective April 28, 2008, ING Russell Large Cap Index Portfolio, effective March 4, 2008, ING Russell Mid Cap Index Portfolio, effective March 4, 2008, ING Russell Small Cap Index Portfolio, effective March 4, 2008, ING International Index Portfolio, effective March 4, 2008 and ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio, effective January 16, 2008, each a newly established series of ING Variable Portfolios, Inc. (collectively, the "Funds") to be included on the Amended Exhibit A to the Agreements. The Amended Exhibit A is attached to the letter. This Amended Exhibit A supersedes the previous Amended Exhibit A dated December 4, 2007.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                           Sincerely,


                                           By: /s/ Todd Modic
                                               ---------------------------------
                                           Name: Todd Modic
                                           Title: Senior Vice President
                                           ING Series Fund, Inc.
                                           ING Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By: /s/ William P. Kelly
    ------------------------------------
Name: William P. Kelly
Title: Managing Director, Duly Authorize

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000   ING Series Fund, Inc.
Scottsdale, AZ 85258-2034      Fax: 480-477-2700   ING Variable Portfolios, Inc.
                               www.ingfunds.com

                                AMENDED EXHIBIT A

                               with respect to the

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING Asia Pacific High Dividend Equity Income Fund                      470269

ING Equity Trust
ING Equity Dividend Fund                                                 TBD
ING Fundamental Research Fund                                          464290
ING Index Plus LargeCap Equity Fund                                    464713
ING Index Plus LargeCap Equity Fund II                                 464714
ING Index Plus LargeCap Equity Fund III                                  TBD
ING Index Plus LargeCap Equity Fund IV                                   TBD
ING Index Plus LargeCap Equity Fund V                                    TBD
ING Index Plus LargeCap Equity Fund VI                                   TBD
ING Index Plus LargeCap Equity Fund VII                                  TBD
ING Index Plus LargeCap Equity Fund VIII                                 TBD
ING Index Plus LargeCap Equity Fund IX                                   TBD
ING Index Plus LargeCap Equity Fund X                                    TBD
ING Index Plus LargeCap Equity Fund XI                                   TBD
ING Index Plus LargeCap Equity Fund XII                                  TBD
ING LargeCap Growth Fund                                               464733
ING LargeCap Value Fund                                                454702
ING MidCap Opportunities Fund                                          464741
ING Opportunistic LargeCap Fund                                        464288
ING Real Estate Fund                                                   464746
ING SmallCap Opportunities Fund                                        464743
ING SmallCap Value Choice Fund                                         464788
ING Value Choice Fund                                                  464786

ING Funds Trust
ING Classic Money Market Fund                                          464008
ING High Yield Bond Fund                                               464010
ING Institutional Prime Money Market Fund                              464048
ING Intermediate Bond Fund                                             464006
ING National Tax-Exempt Bond Fund                                      464002

ING Global Advantage and Premium Opportunity Fund                        TBD

ING Global Equity Dividend and Premium Opportunity Fund                464767

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING International High Dividend Equity Income Fund                     471088

ING Investment Funds, Inc.
ING MagnaCap Fund                                                      464734

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio                         058102
ING American Funds Bond Portfolio                                      471173
ING American Funds Growth Portfolio                                    464755
ING American Funds Growth-Income Portfolio                             464753
ING American Funds International Portfolio                             464761
ING BlackRock Large Cap Growth Portfolio                               279607
ING BlackRock Large Cap Value Portfolio                                279608
ING BlackRock Inflation Protected Bond Portfolio                       470551
ING Capital Guardian U.S. Equities Portfolio                           058221
ING Disciplined Small Cap Value Portfolio                              464711
ING EquitiesPlus Portfolio                                             464777
ING Evergreen Health Sciences Portfolio                                464704
ING Evergreen Omega Portfolio                                          464706
ING FMR(SM) Large Cap Growth Portfolio                                 464572
ING FMR(SM) Mid Cap Growth Portfolio                                   058098
ING Focus 5 Portfolio                                                    TBD
ING Franklin Income Portfolio                                          464703
ING Franklin Mutual Shares Portfolio                                   470549
ING Franklin Templeton Founding Strategy Portfolio                     470550
ING Global Real Estate Portfolio                                       464280
ING Global Resources Portfolio                                         058085
ING Global Technology Portfolio                                        158090
ING International Growth Opportunities Portfolio                       279604
ING Janus Contrarian Portfolio                                      058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                         058096
ING JPMorgan Small Cap Core Equity Portfolio                           279610
ING JPMorgan Value Opportunities Portfolio                             464582
ING Julius Baer Foreign Portfolio                                      279606
ING Legg Mason Value Portfolio                                      058400/279600
ING LifeStyle Aggressive Growth Portfolio                              464998
ING LifeStyle Conservative Portfolio                                   471092
ING LifeStyle Growth Portfolio                                         464996
ING LifeStyle Moderate Growth Portfolio                                464994
ING LifeStyle Moderate Portfolio                                       464992
ING Limited Maturity Bond Portfolio                                    058082
ING Investors Trust (cont.)
ING Liquid Assets Portfolio                                            058081

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING Lord Abbett Affiliated Portfolio                                   058220
ING MarketPro Portfolio                                                464910
ING MarketSyle Growth Portfolio                                        464926
ING MarketStyle Moderate Growth Portfolio                              464922
ING MarketStyle Moderate Portfolio                                     464934
ING Marsico Growth Portfolio                                           058101
ING Marsico International Opportunities Portfolio                      464576
ING MFS Total Return Portfolio                                         058100
ING MFS Utilities Portfolio                                            464584
ING Oppenheimer Main Street Portfolio(R)                                 058099
ING PIMCO Core Bond Portfolio                                          058103
ING PIMCO High Yield Portfolio                                         464018
ING Pioneer Equity Income Fund                                         470567
ING Pioneer Fund Portfolio                                             464578
ING Pioneer Mid Cap Value Portfolio                                    464580
ING Stock Index Portfolio                                              464701
ING T. Rowe Price Capital Appreciation Portfolio                       058084
ING T. Rowe Price Equity Income Portfolio                              058087
ING Templeton Global Growth Portfolio                                  058095
ING UBS U.S. Allocation Portfolio                                   058402/279602
ING Van Kampen Capital Growth Portfolio                                279609
ING Van Kampen Global Franchise Portfolio                              279605
ING Van Kampen Growth and Income Portfolio                             058090
ING Van Kampen Real Estate Portfolio                                   058086
ING VP Index Plus International Equity Portfolio                       464492
ING Wells Fargo Disciplined Value Portfolio                            058088
ING Wells Fargo Small Cap Disciplined Portfolio                        464795

ING Mayflower Trust
ING International Value Fund                                           464212

ING Mutual Funds
ING Asia-Pacific Real Estate Fund                                      471156
ING Disciplined International SmallCap Fund                            464294
ING Diversified International Fund                                     464292
ING Emerging Countries Fund                                            464214
ING Emerging Markets Fixed Income Fund                                 464296
ING European Real Estate Fund                                          471148
ING Foreign Fund                                                       464202
ING Global Bond Fund                                                   464773
ING Global Equity Dividend Fund                                        464751
ING Global Natural Resources Fund                                      464210
ING Mutual Funds (cont.)
ING Global Real Estate Fund                                            464220

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING Global Value Choice Fund                                           464218
ING Greater China Fund                                                 464286
ING Index Plus International Equity Fund                               464282
ING International Capital Appreciation Fund                            464282
ING International Equity Dividend Fund                                 470552
ING International Growth Opportunities Fund                            464206
ING International Real Estate Fund                                     464298
ING International SmallCap Fund                                        464216
ING International Value Choice Fund                                    464278
ING International Value Opportunities Fund                             465476
ING Russia Fund                                                        464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio                     464544
ING American Century Small-Mid Cap Value Portfolio                     464502
ING Baron Asset Portfolio                                              464556
ING Baron Small Cap Growth Portfolio                                   464504
ING Columbia Small Cap Value II Portfolio                              464785
ING Davis New York Venture Portfolio                                   464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                            464564
ING Fidelity(R) VIP Equity-Income Portfolio                            464568
ING Fidelity(R) VIP Growth Portfolio                                   464570
ING Fidelity(R) VIP Mid Cap Portfolio                                  464566
ING Fundamental Research Portfolio                                     464538
ING JPMorgan International Portfolio                                   464528
ING JPMorgan Mid Cap Value Portfolio                                   464506
ING Legg Mason Partners Aggressive Growth Portfolio                    464518
ING Legg Mason Partners Large Cap Growth Portfolio                     464516
ING Lord Abbett U.S. Government Securities Portfolio                   464036
ING Neuberger Berman Partners Portfolio                                464598
ING Neuberger Berman Regency Portfolio                                 464774
ING OpCap Balanced Value Portfolio                                     464542
ING Oppenheimer Global Portfolio                                       464508
ING Oppenheimer Strategic Income Portfolio                             464548
ING PIMCO Total Return Portfolio                                       464510
ING Pioneer High Yield Portfolio                                       464032
ING Solution 2015 Portfolio                                            464590
ING Solution 2025 Portfolio                                            464594
ING Solution 2035 Portfolio                                            464596
ING Solution 2045 Portfolio                                            464574
ING Solution Growth and Income Portfolio                               471082
ING Solution Growth Portfolio                                          471083
ING Partners, Inc. (cont.)
ING Solution Income Portfolio                                          464586

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                 464534
ING T. Rowe Price Growth Equity Portfolio                              464530
ING Templeton Foreign Equity Portfolio                                 464200
ING Thornburg Value Portfolio                                          464522
ING UBS U.S. Large Cap Equity Portfolio                                464520
ING UBS U.S. Small Cap Growth Portfolio                                464533
ING Van Kampen Comstock Portfolio                                      464512
ING Van Kampen Equity and Income Portfolio                             464536

ING Risk Managed Natural Resources Fund                                464763

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund                                      470568
ING SPorts Core Plus Fixed Income Fund                                 470569

ING Series Fund, Inc.
Brokerage Cash Reserves                                                464062
ING 130/30 Fundamental Research Fund                                   464599
ING Balanced Fund                                                      464764
ING Global Income Builder Fund                                           TBD
ING Global Science and Technology Fund                                 464750
ING Growth and Income Fund                                             464723
ING Growth Fund                                                        464762
ING Index Plus LargeCap Fund                                           464726
ING Index Plus MidCap Fund                                             464727
ING Index Plus SmallCap Fund                                           464725
ING International Equity Fund                                          464204
ING Money Market Fund                                                  464064
ING Small Company Fund                                                 464729
ING Strategic Allocation Conservative Fund                             464722
ING Strategic Allocation Growth Fund                                   464720
ING Strategic Allocation Moderate Fund                                 464719
ING Tactical Asset Allocation Fund                                       TBD

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio                     464420
ING VP Strategic Allocation Growth Portfolio                           464418
ING VP Strategic Allocation Moderate Portfolio                         464416

ING Variable Funds
ING VP Growth and Income Portfolio                                     464402

ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio                        464468 & 464466/464466

                                                                 BNY Account Number
Fund                                                              (domestic/global)
------------------------------------------------------------   ----------------------
ING Variable Portfolios, Inc.
ING International Index Portfolio                                        TBD
ING Lehman Brothers Aggregate Bond Index Portfolio                       TBD
ING Morningstar U.S. Growth Index Portfolio                              TBD
ING Russell Large Cap Index Portfolio                                    TBD
ING Russell Mid Cap Index Portfolio                                      TBD
ING Russell Small Cap Index Portfolio                                    TBD
ING VP Global Science and Technology Portfolio                         464422
ING VP Growth Portfolio                                                464404
ING VP Index Plus LargeCap Portfolio                                   464406
ING VP Index Plus MidCap Portfolio                                     464408
ING VP Index Plus SmallCap Portfolio                                   464410
ING VP International Equity Portfolio                                  464460
ING VP Small Company Portfolio                                         464414
ING VP Value Opportunity Portfolio                                     464424
ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio           TBD

ING Variable Products Trust
ING VP Financial Services Portfolio                                    464449
ING VP High Yield Bond Portfolio                                       464432
ING VP International Value Portfolio                                   464464
ING VP MidCap Opportunities Portfolio                                  464444
ING VP Real Estate Portfolio                                           464747
ING VP SmallCap Opportunities Portfolio                                464450

ING VP Balanced Portfolio, Inc.                                        464428

ING VP Intermediate Bond Portfolio                                     464400

ING VP Money Market Portfolio                                          464412